SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                           Current Report Pursuant to
                             Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 18, 1998

                             THE CHERRY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-8955                                      36-2977756
(Commission File Number)              (I.R.S. Employer Identification Number)

3600 Sunset Avenue, Waukegan, Illinois                   60087
(Address of Principal Executive Offices)               (Zip Code)


 (Registrant's Telephone Number, Including Area Code)  (847) 662-9200


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ITEM 5.  OTHER EVENTS.

          On December 18, 1998, Registrant issued a press release announcing third quarter earnings and greater than normal seasonal decline in fourth quarter results. Such press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS

                  Exhibit Number            Description

                  99.1             Press Release dated December 18, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE CHERRY CORPORATION

                                                   By:  /s/ Dan A. King
                                                        ----------------
                                                       Dan A. King
                                                       Vice President of Finance
                                                       and Administration,
                                                       Treasurer and Secretary
Dated:  December 21, 1998